SEMI-ANNUAL                                                   [PHOTO OMITTED]
REPORT
JUNE 30, 2001                                                 [PHOTO OMITTED]

                                                              [PHOTO OMITTED]


--------------------------------------------------------------------------------



                                                           o NATIONAL TAX FREE
                                                             INCOME FUND

                                                           o CALIFORNIA TAX FREE
SALOMON BROTHERS                                             INCOME FUND
---------------------------------------------------------
                                                           o NEW YORK TAX FREE
                                                             INCOME FUND







---------------------------------------------------------
 NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
---------------------------------------------------------

TABLE OF CONTENTS



DEAR SHAREHOLDERS

   NATIONAL TAX FREE INCOME FUND ............................    1

   CALIFORNIA TAX FREE INCOME FUND ..........................    4

   NEW YORK TAX FREE INCOME FUND ............................    7

SCHEDULES OF INVESTMENTS ....................................   10

STATEMENTS OF ASSETS AND LIABILITIES ........................   14

STATEMENTS OF OPERATIONS ....................................   15

STATEMENTS OF CHANGES IN NET ASSETS .........................   16

FINANCIAL HIGHLIGHTS ........................................   18

NOTES TO FINANCIAL STATEMENTS ...............................   21

[PHOTO OMITTED]

INVESTMENT OBJECTIVE AND STRATEGY

The Fund's goal is to generate high levels of current income exempt from federal income taxes and preserve the value of its shareholders' investment. The Fund invests primarily in investment grade municipal obligations issued by a variety of states and localities. Municipal obligations are debt securities issued by states, cities, towns and other public entities and qualifying issuers. The interest paid on these debt securities is free from federal income tax. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations that pay interest that is exempt from federal personal income taxes including the federal alternative minimum tax. These may include obligations of Puerto Rico and other U.S. territories.

SALOMON BROTHERS

NATIONAL TAX FREE
INCOME FUND

DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for the Salomon Brothers National Tax Free Income Fund (the "Fund") for the six months ended June 30, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this information to be useful and informative.

PERFORMANCE UPDATE

For the six months ended June 30, 2001 the Fund's Class A shares returned 2.07%. In comparison, the Lehman Municipal 4 Years Plus Bond Index(1) returned a 2.74% for the same period.

MARKET REVIEW AND PORTFOLIO HIGHLIGHTS

Under the Chairmanship of Alan Greenspan, the Federal Reserve Board ("Fed"), made its sixth reduction this year to the short-term interest rate, on June 27, 2001 reducing that key rate to 3.75%. By the end of the period, Fed cuts amounted to a substantial total of 275 basis points (or 2.75%).(2) Most investors are viewing the fact that this most recent cut was the first move of only 25 basis points, versus the five previous 50 basis point cuts, as evidence that the Fed is at or near the end of lowering rates for this cycle.

In response to this activity, the yield curve(3) has steepened dramatically with short-term rates falling, while rates longer than five years have increased throughout the period. Consequently, the best-performing area of the municipal bond yield curve in the second quarter of 2001 was the One-Year sector, where rates fell by 138 basis points. In turn, the section of the bond market where yields rose the most was the long-intermediate section (10 to 15 years), which was up nearly 12 basis points. Currently, the yield curve has reached its steepest level in three years. Typically, the yield on 30-Year municipal bonds is approximately two percentage points above the yield on three month money markets. Often times when the slope of the yield curve increases sharply, it is our opinion that long-term bond holders are sending a message that they think the economy will improve quickly in the future.

NATIONAL HIGHLIGHTS

During the first half of 2001, municipal bonds labored to keep pace with the performance of taxable fixed income securities. A relatively large amount of new issue municipal supply tempered municipal bond performance. State and local governments issued approximately $134 billion of debt during the first half of 2001, representing a 39% increase over 2000's $96 billion. The increase in municipal bond supply was attributable to a 300% increase in refunding activity, compared to a similar period during the prior year. Supply of debt for new municipal projects increased a subdued 16%.

Retail investors, property and casualty insurance companies and mutual funds generally kept demand in balance with supply during the first half of 2001. Looking ahead, we believe that the retail investor will remain a dominant

-------------
(1) THE LEHMAN MUNICIPAL 4 YEARS BOND INDEX IS A BROAD MEASURE OF THE MUNICIPAL BOND MARKET WITH MATURITIES OF AT LEAST FOUR YEARS.
(2) A BASIS POINT IS ONE HUNDREDTH OF ONE PERCENTAGE POINT (0.01%).
(3) THE YIELD CURVE IS THE GRAPHICAL DEPICTION OF THE RELATIONSHIP BETWEEN THE YIELD ON BONDS OF THE SAME CREDIT QUALITY BUT DIFFERENT MATURITIES.

player in the municipal bond market while both mutual funds and other institutional investors will maintain a stable demand for municipal debt.

In our view, tax-exempt bonds are likely to remain competitive on an after-tax basis as compared to U.S. Treasury bills, despite future lower federal income tax rates. Additionally, we believe relatively strong fundamental quality of many municipal debt issuers should remain unchanged during the calendar year 2001. According to Standard & Poor's, a major rating agency, the number of municipal issues upgraded during 2001 outpaced the number of municipal downgrades. However, we believe that the pace of improvement in municipal credit quality may slow, should sales tax revenue continue to wane due to a weaker national economy.

According to a Nelson A. Rockefeller Institute of Government report, sales tax revenue growth during the first quarter of 2001 slowed to an anemic 0.3%, versus prior year and adjusted for inflation and legislative changes. Many state and local governments prepared for an eventual economic slowdown by setting aside a portion of their surpluses during the tax-receipt boom years. These "rainy day" funds are set aside to soften negative impacts from lower tax receipts in the future.

In June, 2001, President George W. Bush signed the Economic Recovery and Tax Relief Act of 2001, which will reduce federal income tax rates gradually over the next five years. We believe the effect on municipal bonds, however, will be minor.

MARKET OUTLOOK

Given this state of affairs, we believe the municipal bond market should continue its solid performance as investors continue to look for low volatility alternatives to the turbulent stock markets of the period. In our view, overall credit quality remains good in this area of the market, and municipal bonds continue to offer better yields than most taxable bonds.

We intend to maintain our strategy of focusing on the intermediate section of the yield curve to balance out income versus price volatility. We will also seek to overweight premium coupons versus discounts or par bonds, and to overweight high-quality paper--a strategy which has served us well over the years.

The dramatic amount of monetary policy easing (the most significant in the shortest time frame during Alan Greenspan's tenure as Fed chairman) has given us reason to maintain our relatively defensive focus on premium coupons and high-quality paper. Later in the year or early next year, we may become more comfortable with the prospects for growth and inflation, and begin to move out on the curve to capture higher yields and position for future gains. (Of course, no guarantees can be given that this will occur.)

Thank you for your investment in the Salomon Brothers National Tax Free Income Fund.

---------------
PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS. THE INFORMATION CONTAINED HEREIN IS AS OF JUNE 30, 2001 AND REPRESENTS THE OPINION OF THE MANAGER. IT IS INTENDED TO BE NEITHER A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS, NOR INVESTMENT ADVICE. THE INFORMATION PROVIDED SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL ANY INDIVIDUAL SECURITY. PLEASE REFER TO PAGE 10 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE FUND'S HOLDINGS. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE FUND'S HOLDINGS IS AS OF JUNE 30, 2001 AND IS SUBJECT TO CHANGE.

GROWTH OF A $10,000 INVESTMENT

A $10,000 investment in the Fund made on inception date would have grown to $14,975 (as of 6/30/01). The graph shows how the Fund compares to its benchmarks over the same period.


HISTORICAL PERFORMANCE (UNAUDITED)

NATIONAL TAX FREE INCOME FUND -- CLASS A SHARES
COMPARISON OF $10,000 INVESTMENT

[Data below represents line chart in printed piece.]

8/17/95  10000    10000    10000
         10190    10000    10000
         10248    10059    10065
         10456    10215    10223
         10636    10412    10405
12/31/95 10743    10529    10513
         10840    10580    10593
         10712    10497    10514
         10491    10329    10366
         10434    10280    10332
         10398    10284    10326
         10549    10381    10444
         10670    10472    10544
         10643    10466    10539
         10817    10617    10696
         10939    10732    10824
         11158    10920    11034
12/31/96 11099    10873    10981
         11126    10873    10998
         11228    10968    11106
         11071    10825    10945
         11185    10914    11042
         11355    11070    11219
         11546    11194    11346
         11971    11530    11687
         11833    11394    11564
         12016    11254    11710
         12078    11324    11788
         12139    11389    11862
12/31/97 12370    11570    12051
         12557    11679    12183
         12551    11672    12183
         12637    11674    12192
         12608    11602    12129
         12856    11790    12337
         12954    11829    12386
         12971    11846    12415
         13222    12030    12622
         13486    12173    12795
         13492    12128    12782
         13545    12164    12829
12/31/98 13614    12185    12861
         13824    12321    13024
         13687    12242    12951
         13682    12243    12970
         13713    12271    13001
         13576    12174    12911
         13328    11962    12698
         13359    11980    12742
         13233    11830    12622
         13216    11798    12618
         13022    11617    12448
         13197    11732    12600
12/31/99 13088    11614    12486
         13016    11520    12412
         13180    11673    12580
         13509    11938    12902

         13410    11856    12749
         13300    11767    12665
         13644    12069    13042
         13825    12233    13242
         14057    12421    13470
         13957    12343    13383
         14140    12465    13544
         14220    12540    13656
12/31/00 14671    12861    14035
         14778    12948    14164
         14833    13000    14208
         14953    13109    14343
         14732    12925    14158
         14867    13067    14316
6/30/01  14975    13170    14419


THE GRAPH ASSUMES ALL DIVIDENDS AND DISTRIBUTIONS FROM THE FUND ARE REINVESTED AT NET ASSET VALUE.

--------------------------------------------------------------------------------
  PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

PORTFOLIO DIVERSIFICATION AS OF
JUNE 30, 2001 (UNAUDITED)

[Data below represents pie chart in printed piece.]

 Water/Sewer Revenue                     13%
 Miscellaneous                            5%
*Short Term                               1%
 General Obligation                      20%
 Education                                8%
 Housing                                  6%
 Power Revenue                            3%
 State Agencies                           5%
 Transportation Revenue                  39%

* Includes cash and other net assets


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
  CLASS A SHARES
--------------------------------------------------------------------------------
  Since Inception (8/95)                                            7.12%
  5 year                                                            7.26
  3 year                                                            4.95
  1 year                                                            9.76
  6 months                                                          2.07*
================================================================================
* NOT ANNUALIZED

NOTES: ALL FUND PERFORMANCE NUMBERS REPRESENT PAST PERFORMANCE, AND ARE NO GUARANTEE OF FUTURE RESULTS. THE FUND'S SHARE PRICE AND INVESTMENT RETURN WILL FLUCUTATE, SO THAT THE VALUE OF AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS, IF ANY. TOTAL RETURN FIGURES ARE PROVIDED IN ACCORDANCE WITH SEC GUIDELINES FOR COMPARATIVE PURPOSES FOR PROSPECTIVE INVESTORS, AND REFLECT CERTAIN VOLUNTARY FEE WAIVERS WHICH MAY BE TERMINATED AT ANY TIME. IF THE WAIVERS WERE NOT IN PLACE, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. INVESTORS MAY NOT INVEST DIRECTLY IN AN INDEX.

[PHOTO OMITTED]

INVESTMENT OBJECTIVE AND STRATEGY

The Fund seeks to generate high levels of current income exempt from federal and California State personal income taxes and preserve the value of its shareholders' investment. The Fund invests primarily in investment grade California municipal obligations which are municipal obligations that pay interest that is exempt from federal as well as California personal income tax. Municipal obligations are debt securities issued by states, cities, towns and other public entities and qualifying issuers. Under normal market conditions, the Fund invests at least 65% of its assets in these California municipal obligations. Issuers of these securities are usually located in California, but the securities can also be issued by Puerto Rico and other U.S. territories. Interest on these obligations is also exempt from the federal alternative minimum tax.


SALOMON BROTHERS

CALIFORNIA TAX FREE INCOME FUND

DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for the Salomon Brothers California Tax Free Income Fund (the "Fund") for the six months ended June 30, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this information to be useful and informative.

PERFORMANCE UPDATE

For the six months ended June 30, 2001 the Fund's Class A shares returned 0.81%. In comparison, the Lehman California 4 Years Plus Index(1) returned 1.81% for the same period.

MARKET REVIEW AND PORTFOLIO HIGHLIGHTS

Under the Chairmanship of Alan Greenspan, the Federal Reserve Board ("Fed"), made its sixth reduction this year to the short-term interest rate, on June 27, 2001 reducing that key rate to 3.75%. By the end of the period, Fed cuts amounted to a substantial total of 275 basis points (or 2.75%).(2) Most investors are viewing the fact that this most recent cut was the first move of only 25 basis points, versus the five previous 50 basis point cuts, as evidence that the Fed is at or near the end of lowering rates for this cycle.

In response to this activity, the yield curve(3) has steepened dramatically with short-term rates falling, while rates longer than five years have increased throughout the period. Consequently, the best-performing area of the municipal bond yield curve in the second quarter of 2001 was the One-Year sector, where rates fell by 138 basis points. In turn, the section of the bond market where yields rose the most was the long-intermediate section (10 to 15 years), which was up nearly 12 basis points. Currently, the yield curve has reached its steepest level in three years. Typically, the yield on 30-Year municipal bonds is approximately two percentage points above the yield on three month money markets. Often times when the slope of the yield curve increases sharply, it is our opinion that long-term bond holders are sending a message that they think the economy will improve quickly in the future.

CALIFORNIA ECONOMIC HIGHLIGHTS(4)
The State of California continues to struggle with its own unique problem: energy crisis. Brought on by higher than anticipated wholesale energy prices and the lack of generating capacity throughout the state, California has been faced with power disruptions. In an effort to avoid the long-term economic damage that blackouts could bring, the State has proposed buying electricity via long-term contracts that would allow California to manage demand for its power needs more efficiently. This would require the State to authorize the Department of Water Resources to borrow the money needed to enter into these power contracts.

----------------
(1) THE LEHMAN CALIFORNIA 4 YEARS PLUS INDEX IS A BROAD MEASURE OF THE MUNICIPAL BOND MARKET WITH MATURITIES OF AT LEAST ONE YEAR.
(2) A BASIS POINT IS ONE HUNDREDTH OF ONE PERCENTAGE POINT (0.01%).
(3) THE YIELD CURVE IS THE GRAPHICAL DEPICTION OF THE RELATIONSHIP BETWEEN THE YIELD ON BONDS OF THE SAME CREDIT QUALITY BUT DIFFERENT MATURITIES.
(4) SOURCES: FITCH IBCA, DUFF & PHELPS.

Although this plan is still in its preliminary stages, the State expects to clear all necessary legislative hurtles by the end of August 2001. As the new supply enters the market, we believe it will be priced attractively in an attempt to cultivate strong demand. With this scenario in mind, we continue to hold high quality issues with long call protection and an average maturity of seven years. Until we are clearly in a solid economic recovery, we expect this strategy to remain constant. It should allow us to participate in any market rally through year-end, while maintaining low credit risk.

MARKET OUTLOOK

Given this state of affairs, we believe the municipal bond market should continue its solid performance as investors continue to look for low volatility alternatives to the turbulent stock markets of the period. In our view, overall credit quality remains good in this area of the market, and municipal bonds continue to offer better yields than most most taxable bonds.

We intend to maintain our strategy of focusing on the intermediate section of the yield curve to balance income with price volatility. We will also seek to overweight premium coupons versus discounts or par bonds, and to overweight high-quality paper--a strategy which has served us well over the years.

The dramatic amount of monetary policy easing (the most significant in the shortest time frame during Alan Greenspan's tenure as Fed chairman) has given us reason to maintain our relatively defensive focus on premium coupons and high-quality paper. Later in the year or early next year, we may become more comfortable with the prospects for growth and inflation, and begin to move out on the curve to capture higher yields and position for future gains. (Of course, no guarantees can be given that this will occur.)

Thank you for your investment in the Salomon Brothers California Tax Free Income Fund.




----------------

PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS. THE INFORMATION CONTAINED HEREIN IS AS OF JUNE 30, 2001 AND REPRESENTS THE OPINION OF THE MANAGER. IT IS INTENDED TO BE NEITHER A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS, NOR INVESTMENT ADVICE. THE INFORMATION PROVIDED SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL ANY INDIVIDUAL SECURITY. PLEASE REFER TO PAGE 11 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE FUND'S HOLDINGS. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE FUND'S HOLDINGS IS AS OF JUNE 30, 2001 AND IS SUBJECT TO CHANGE.

GROWTH OF A $10,000 INVESTMENT

A $10,000 investment in the Fund made on inception date would have grown to $11,369 (as of 6/30/01). The graph shows how the Fund compares to its benchmarks over the same period.

HISTORICAL PERFORMANCE (UNAUDITED)

CALIFORNIA TAX FREE INCOME FUND -- CLASS A SHARES
COMPARISON OF $10,000 INVESTMENT


[Data below represents line chart in printed piece.]

11/2/98  10000    10000    10000
         10110    10042    10044
12/31/98 10122    10043    10050
         10279    10153    10173
         10199    10101    10135
         10222    10115    10164
         10217    10126    10168
         10095    10044    10089
          9918     9868     9921
          9949     9880     9952
          9887     9745     9827
          9926     9730     9840
          9802     9547     9682
          9928     9636     9801
12/31/99  9865     9525     9683
          9836     9450     9639
         10029     9609     9811
         10275     9865    10088
         10172     9770     9923
         10133     9712     9897
         10415     9996    10211
         10546    10156    10370
         10827    10373    10608
         10745    10311    10547
         10845    10399    10639
         10901    10476    10719
12/31/00 11278    10751    10987
         11375    10799    11086
         11404    10831    11112
         11461    10897    11198
         11165    10678    10962
         11299    10808    11125
6/30/01  11369    10873    11186

THE GRAPH ASSUMES ALL DIVIDENDS AND DISTRIBUTIONS FROM THE FUND ARE REINVESTED AT NET ASSET VALUE.

--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
PORTFOLIO DIVERSIFICATION AS OF
JUNE 30, 2001 (UNAUDITED)

 Education             12%
 Housing               20%
 Transportation        13%
 Utilities             22%
*Short Term            3%
 General Obligation
   Bonds               30%

* Includes cash and other net assets

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
  CLASS A SHARES
--------------------------------------------------------------------------------
  Since Inception (11/98)                                           4.94%
  1 year                                                            9.16
  6 months                                                          0.81*
================================================================================
* NOT ANNUALIZED




NOTES: ALL FUND PERFORMANCE NUMBERS REPRESENT PAST PERFORMANCE, AND ARE NO GUARANTEE OF FUTURE RESULTS. THE FUND'S SHARE PRICE AND INVESTMENT RETURN WILL FLUCTUATE, SO THAT THE VALUE OF AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS, IF ANY. TOTAL RETURN FIGURES ARE PROVIDED IN ACCORDANCE WITH SEC GUIDELINES FOR COMPARATIVE PURPOSES FOR PROSPECTIVE INVESTORS, AND REFLECT CERTAIN VOLUNTARY FEE WAIVERS WHICH MAY BE TERMINATED AT ANY TIME. IF THE WAIVERS WERE NOT IN PLACE, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. INVESTORS MAY NOT INVEST DIRECTLY IN AN INDEX.

[PHOTO OMITTED]

INVESTMENT OBJECTIVE AND STRATEGY

The Fund seeks to generate high levels of current income exempt from federal, New York State and New York City personal income taxes and preserve the value of its shareholders' investment. The Fund invests primarily in investment grade New York municipal obligations which are municipal obligations that pay interest that is exempt from federal, New York State and New York City personal income tax. Municipal obligations are debt securities issued by states, cities, towns and other public entities and qualifying issuers. Under normal market conditions, the Fund invests at least 80% of its assets in New York municipal obligations. Issuers of these securities are usually located in New York, but the securities can also be issued by Puerto Rico and other U.S. territories. Interest on these obligations is also exempt from the federal alternative minimum tax.


SALOMON BROTHERS

NEW YORK TAX FREE INCOME FUND

DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for the Salomon Brothers New York Tax Free Income Fund (the "Fund") for the six months ended June 30, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this information to be useful and informative.

PERFORMANCE UPDATE

For the six months ended June 30, 2001 the Fund's Class A shares returned 2.29%. In comparison, the Fund's benchmark, the Lehman Municipal Bond Index,(1) returned 2.88% over the same period.

MARKET REVIEW AND PORTFOLIO HIGHLIGHTS

Under the Chairmanship of Alan Greenspan, the Federal Reserve Board ("Fed"), made its sixth reduction this year to the short-term interest rate, on June 27, 2001 reducing that key rate to 3.75%. By the end of the period, Fed cuts amounted to a substantial total of 275 basis points (or 2.75%).(2) Most investors are viewing the fact that this most recent cut was the first move of only 25 basis points, versus the five previous 50 basis point cuts, as evidence that the Fed is at or near the end of lowering rates for this cycle.

In response to this activity, the yield curve(3) has steepened dramatically with short-term rates falling, while rates longer than five years have increased throughout the period. Consequently, the best-performing area of the municipal bond yield curve in the second quarter of 2001 was the One-Year sector, where rates fell by 138 basis points. In turn, the section of the bond market where yields rose the most was the long-intermediate section (10 to 15 years), which was up nearly 12 basis points. Currently, the yield curve has reached its steepest level in three years. Typically, the yield on 30-Year municipal bonds is approximately two percentage points above the yield on three month money markets. Often times when the slope of the yield curve increases sharply, it is our opinion that long-term bond holders are sending a message that they think the economy will improve quickly in the future.

NEW YORK ECONOMIC HIGHLIGHTS(4)

After several years of fiscally conservative practices and strong economic growth, the State of New York has managed to end its last six fiscal year-ends with budget surpluses. The State has also set aside reserves for times of economic uncertainty. These steps have enabled the State to increase employment as well as the rate of personal income growth, both of which have exceeded the average U.S. rate for the past two years.

While slower economic growth will certainly affect New York's revenues, we believe the State is well prepared to deal with any potential problems. The

--------------
(1) THE LEHMAN MUNICIPAL BOND INDEX IS A BROAD MEASURE OF THE MUNICIPAL BOND MARKET WITH MATURITIES OF AT LEAST ONE YEAR.
(2) A BASIS POINT IS ONE HUNDREDTH OF ONE PERCENTAGE POINT (0.01%).
(3) THE YIELD CURVE IS THE GRAPHICAL DEPICTION OF THE RELATIONSHIP BETWEEN THE YIELD ON BONDS OF THE SAME CREDIT QUALITY BUT DIFFERENT MATURITIES.
(4) SOURCES: FITCH IBCA, DUFF & PHELPS, MOODY'S INVESTOR SERVICES.

State's improved credit quality and strong demand have made municipals issued in New York harder to find and, therefore, more valuable. We expect this trend to continue.

MARKET OUTLOOK

Given this state of affairs, we believe the municipal bond market should continue its solid performance as investors continue to look for low volatility alternatives to the turbulent stock markets of the period. In our view, overall credit quality remains good in this area of the market, and municipal bonds continue to offer better yields than most taxable bonds.

We intend to maintain our strategy of focusing on the intermediate section of the yield curve to balance out income versus price volatility. We will also seek to overweight premium coupons versus discounts or par bonds, and to overweight high-quality paper--a strategy which has served us well over the years.

The dramatic amount of monetary policy easing (the most significant in the shortest time frame during Alan Greenspan's tenure as Fed Chairman) has given us reason to maintain our relatively defensive focus on premium coupons and high-quality paper. Later in the year or early next year, we may become more comfortable with the prospects for growth and inflation, and begin to move out on the curve to capture higher yields and position for future gains. (Of course, no guarantees can be given that this will occur.)

Thank you for your investment in the Salomon Brothers New York Tax Free Income Fund.





---------------
PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS. THE INFORMATION CONTAINED HEREIN IS AS OF JUNE 30, 2001 AND REPRESENTS THE OPINION OF THE MANAGER. IT IS INTENDED TO BE NEITHER A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS, NOR INVESTMENT ADVICE. THE INFORMATION PROVIDED SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL ANY INDIVIDUAL SECURITY. PLEASE REFER TO PAGES 12 & 13 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE FUND'S HOLDINGS. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE FUND'S HOLDINGS IS AS OF JUNE 30, 2001 AND IS SUBJECT TO CHANGE.

GROWTH OF A $10,000 INVESTMENT

A $10,000 investment in the Fund made on inception date would have grown to $18,892 (as of 6/30/01). The graph shows how the Fund compares to its benchmarks over the same period.


HISTORICAL PERFORMANCE (UNAUDITED)
NEW YORK TAX FREEINCOME FUND -- CLASS A SHARES
COMPARISON OF $10,000 INVESTMENT

[Data below represents line chart in printed piece.]

6/30/91  10000      10000      10000
         10148      10162      10121.8
         10295.5    10308.3    10255.1
         10459.2    10463      10388.6
         10569.1    10563.4    10482.1
         10579.2    10578.2    10511.4
         10811.3    10796.1    10736.9
         10773.4    10736.7    10761.4
         10800.3    10776.5    10764.9
         10767.4    10810.9    10768.9
         10836.7    10925.5    10864.7
         11018.8    11085      10992.6
6/30/92  11241.7    11314.5    11177
         11628.4    11728.6    11512.1
         11460      11550.3    11399.9
         11499.2    11585      11474.4
         11291.6    11392.7    11361.6
         11549      11671.8    11565.1
         11660.8    11821.2    11683.2
         11845.3    11966.6    11819.1
         12299.1    12440.5    12246.6
         12197.9    12313.6    12117.1
         12290.7    12449      12239.4
         12318.2    12536.2    12308.2
6/30/93  12522.2    12746.8    12513.7
         12526.8    12743      12530
         12742.1    13020.8    12790.6
         12889.2    13165.3    12936.4
         12911.4    13190.3    12961
         12794.8    13042.6    12846.9
         13063.2    13316.5    13118
         13190.3    13457.6    13267.6
         12865      13119.8    12923.9
         12282.2    12529.4    12397.9
         12304.8    12542      12503.3
         12408.6    12664.9    12612.1
6/30/94  12258      12576.2    12538.9
         12502.4    12797.6    12768.4
         12561.1    12839.8    12808
         12314.6    12593.3    12619.7
         12078.9    12318.7    12395.1
         11807.4    11983.7    12170.7
         12087.5    12315.6    12438.5
         12423.7    12662.9    12794.2
         12785.4    13070.7    13166.5
         12930.9    13181.8    13317.9
         12942.1    13197.6    13333.9
         13431.1    13622.5    13759.3
6/30/95  13246.7    13440      13639.6
         13308.7    13523.3    13769.1
         13483.3    13676.1    13944
         13520.8    13747.3    14031.9
         13821.1    13970      14235.3
         14123.1    14238.2    14471.6
         14249.9    14384.9    14610.6
         14313.4    14449.6    14721.6
         14135      14328.2    14621.5
         13918.2    14091.8    14434.3
         13853.9    14032.6    14393.9
         13879.2    14031.2    14388.2
6/30/96  14035.6    14179.9    14545
         14163.5    14314.6    14675.9
         14120.8    14280.3    14673
         14368.3    14501.6    14878.4
         14497.9    14646.6    15046.5
         14761      14910.3    15321.9
         14678.7    14834.2    15257.5
         14703      14829.8    15286.5
         14847.5    14963.3    15427.1
         14655.6    14770.2    15222
         14775.3    14898.7    15349.8
         15031.5    15120.7    15581.6
6/30/97  15206.1    15273.4    15748.3
         15670.2    15739.3    16184.5
         15474.5    15556.7    16032.4
         15651.6    15734      16223.2
         15760.8    15826.9    16327
         15842      15913.9    16423.4
         16090.2    16167      16663.1
         16284.5    16323.8    16834.8
         16253.1    16317.2    16839.8
         16264.5    16320.5    16855
         16168.7    16191.6    16779.1
         16488.4    16483      17044.2
6/30/98  16550.2    16545.7    17110.7
         16554.6    16568.8    17153.5
         16863.9    16845.5    17419.4
         17104      17056.1    17637.1
         17082      16989.6    17636.9
         17133.5    17040.5    17698.7
         17199.6    17074.6    17742.9
         17431      17262.5    17954.1
         17278.8    17164.1    17875.1
         17274.2    17162.3    17900.1
         17314.1    17200.1    17944.8
         17145.6    17060.8    17840.8
6/30/99  16842.2    16767.3    17583.8
         16885.3    16784.1    17647.2
         16733.5    16562.5    17506
         16732      16502.9    17513
         16466.9    16230.6    17323.8
         16702.5    16399.4    17507.5
         16557.2    16238.7    17376.2
         16426.7    16115.3    17299.7
         16665.7    16353.8    17500.4
         17076      16743      17881.9
         16912.3    16614.1    17776.4
         16796      16491.2    17684
6/30/00  17289.5    16941.4    18152.6
         17486.2    17178.5    18404.9
         17731      17437.9    18688.3
         17643.6    17326.3    18591.2
         17858.6    17511.7    18793.8
         17978.8    17644.8    18936.6
         18468.7    18144.2    19404.4
         18589.5    18265.7    19596.5
         18629.9    18326      19659.2
         18800.6    18476.3    19836.1
         18596.2    18247.2    19621.9
         18784.9    18455.2    19833.8
6/30/01  18891.8    18606.5    19966.7

THE GRAPH ASSUMES ALL DIVIDENDS AND DISTRIBUTIONS FROM THE FUND ARE REINVESTED AT NET ASSET VALUE.

--------------------------------------------------------------------------------
  PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
PORTFOLIO DIVERSIFICATION AS OF
JUNE 30, 2001 (UNAUDITED)

[Data below represents pie chart in printed piece.]

 Transportation Revenue             23%
 Other Revenue                      12%
 Housing Revenue                    10%
 General Obligation Bonds            8%
 Sales Tax Revenue                   8%
 Water/Sewer Revenue                 4%
 Power Revenue                       4%
 Health Care                         2%
 Variable Rate Notes                 1%
*Short Term                          1%
 State Agencies                     27%

* Includes cash and other net assets


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
  CLASS A SHARES
--------------------------------------------------------------------------------
  Since Inception (9/86)                                            6.48%
  5 year                                                            6.12
  3 year                                                            4.51
  1 year                                                            9.27
  6 months                                                          2.29*
================================================================================
* NOT ANNUALIZED

NOTES: ALL FUND PERFORMANCE NUMBERS REPRESENT PAST PERFORMANCE, AND ARE NO GUARANTEE OF FUTURE RESULTS. THE FUND'S SHARE PRICE AND INVESTMENT RETURN WILL FLUCTUATE, SO THAT THE VALUE OF AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS, IF ANY. TOTAL RETURN FIGURES ARE PROVIDED IN ACCORDANCE WITH SEC GUIDELINES FOR COMPARATIVE PURPOSES FOR PROSPECTIVE INVESTORS, AND REFLECT CERTAIN VOLUNTARY FEE WAIVERS WHICH MAY BE TERMINATED AT ANY TIME. IF THE WAIVERS WERE NOT IN PLACE, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. INVESTORS MAY NOT INVEST DIRECTLY IN AN INDEX.

----------------------------

PORTFOLIO OF INVESTMENTS
----------------------------

JUNE 30, 2001 (UNAUDITED)

SALOMON BROTHERS NATIONAL TAX FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
   MOODY'S                                                                                                AMOUNT
 BOND RATING  ISSUER                                                                                  (000'S OMITTED)     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS -- 98.8%
GENERAL OBLIGATION BONDS -- 20.2%
Aaa           Georgia State, 5.80% due 11/01/16 .....................................................     $1,605      $ 1,772,305
Aaa           Hamilton County, Ohio, Sales Tax, 5.75% due 12/01/17 ..................................      1,300        1,381,406
Aaa           Illinois State, 6.10% due 1/01/20 .....................................................      1,500        1,622,700
Aa3           Massachusetts State, 6.00% due 2/01/14 ................................................      3,900        4,300,686
Aa3           Massachusetts State, 6.00% due 6/01/15 ................................................      2,000        2,250,840
A3            New York, New York, 6.125% due 11/15/14 ...............................................      1,500        1,678,350
                                                                                                                      -----------
                                                                                                                       13,006,287
                                                                                                                      -----------
EDUCATION -- 7.7%
Aaa           El Paso County , Colorado, School District, 6.375% due 12/01/17 .......................      1,025        1,143,521
Aaa           Northside Texas, School District, 6.00% due 8/15/16 ...................................      1,150        1,245,519
Aaa           Pennsylvania State Higher Education Authority, 6.125% due 12/15/17 ....................      1,300        1,422,291
Aa1           University of Texas Revenue, 5.75% due 8/15/15 ........................................      1,045        1,108,107
                                                                                                                      -----------
                                                                                                                        4,919,438
                                                                                                                      -----------
HOUSING -- 6.3%
Aa2           Colorado Housing Finance Authority, 6.55% due 5/01/25 .................................        877          943,573
Aa2           Connecticut  State Housing and Finance Corp., 5.95% due 5/15/17 .......................      2,000        2,093,700
Aaa           New Jersey State Housing Finance Authority, AMT, 4.75% due 10/01/17 ...................        980          984,175
                                                                                                                      -----------
                                                                                                                        4,021,448
                                                                                                                      -----------
POWER REVENUE -- 3.5%
Aaa           Sikeston, Missouri, Electrical Revenue, 6.00% due 6/01/14 .............................      2,000        2,261,800
                                                                                                                      -----------
STATE AGENCIES -- 4.8%
A3            New York State, Dormitory Authority, 5.625% due 5/15/13 ...............................      3,020        3,104,590
                                                                                                                      -----------
TRANSPORTATION REVENUE -- 38.7%
Baa1          Dallas/Fort Worth Texas, International Airport Revenue, AMT, 7.25% due 11/01/30 .......      1,000        1,040,920
Baa3          Kenton County, Kentucky, Airport Authority, AMT, 7.125% due 2/01/21 ...................      1,250        1,288,900
Aaa           Massachusetts Bay Transportation Authority, 5.50% due 3/01/13 .........................      1,685        1,825,276
Aaa           Massachusetts Bay Transportation Authority, 5.50% due 3/01/14 .........................      5,000        5,407,800
Aaa           Massachusetts Bay Transportation Authority, 5.50% due 3/01/15 .........................      2,500        2,681,425
Aaa           Metropolitan Transit Authority, New York, 6.125% due 4/01/17 ..........................      1,000        1,108,640
Aaa           Miami, Dade County, Florida, Expressway Authority, 6.00% due 7/01/13 ..................      1,500        1,679,610
Aaa           New Jersey Economic Development Authority, 5.75% due 5/01/13 ..........................      3,000        3,248,880
Aaa           Regional Transportation Authority of Illinois, 5.75% due 6/01/14 ......................      4,010        4,377,196
Aaa           Regional Transportation Authority of Illinois, 5.75% due 6/01/15 ......................      2,000        2,182,540
                                                                                                                      -----------
                                                                                                                       24,841,187
                                                                                                                      -----------
WATER AND SEWER REVENUE -- 12.7%
Aaa           Chicago, Illinois, Wastewater Revenue, 6.00% due 1/01/15 ..............................      1,000        1,096,140
Aaa           Kansas State, Development Finance Authority, 5.75% due 4/01/14 ........................      2,280        2,466,436
Aaa           Lower Colorado River Authority, Texas, Revenue, 6.00% due 5/15/13 .....................      3,000        3,301,470
Aaa           Pueblo, Colorado, Waterworks Revenue, 6.00% due 11/01/15 ..............................      1,165        1,295,841
                                                                                                                      -----------
                                                                                                                        8,159,887
                                                                                                                      -----------
MISCELLANEOUS -- 4.9%
Aaa           New Jersey Sports & Exposition Authority Contractors, 6.00% due 3/01/15 ...............      1,500        1,663,140
Aaa           Washington State, Health Care Facility, 3.30% due 10/01/05 ............................      1,500        1,500,000
                                                                                                                      -----------
                                                                                                                        3,163,140
                                                                                                                      -----------
TOTAL INVESTMENTS (Identified Cost $60,159,685) .....................................................    98.8%         63,477,777
OTHER ASSETS LESS LIABILITIES .......................................................................     1.2             763,018
                                                                                                        -----         -----------
NET ASSETS ..........................................................................................   100.0%        $64,240,795
                                                                                                        =====         ===========

* Variable rate demand notes have a demand feature under which the Fund could tender them back to the issuer on no more than 7 days notice.

AMT -- Subject to Alternative Minimum Tax

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)

SALOMON BROTHERS CALIFORNIA TAX FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
   MOODY'S                                                                                                AMOUNT
 BOND RATING  ISSUER                                                                                  (000'S OMITTED)     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS -- 97.1%
GENERAL OBLIGATION BONDS -- 30.4%
Aaa           California State, 5.25% due 10/01/14 ...................................................     $  500     $   509,120
Aaa           Pomona, California University School District, 6.25% due 02/01/15 ......................        445         512,644
Aaa           Pomona, California University School District, 6.30% due 02/01/16 ......................        480         553,738
Aaa           Pomona, California University School District, 6.50% due 08/01/19 ......................      2,075       2,420,031
Aaa           Puerto Rico Commonwealth, 6.25% due 07/01/12 ...........................................      1,150       1,332,712
                                                                                                                      -----------
                                                                                                                        5,328,245
                                                                                                                      -----------
EDUCATION  -- 11.6%
Aaa           Glendale, California University School District, 5.75% due 09/01/13 ....................      1,000       1,092,150
Aaa           Placer, California University High School District, 6.00% due 08/01/14 .................        250         277,868
Aaa           San Bernardino, California University School District, 5.625% due 08/01/15 .............        625         666,325
                                                                                                                      -----------
                                                                                                                        2,036,343
                                                                                                                      -----------
HOUSING  -- 20.6%
Aaa           California Housing Finance Agency, AMT, 4.80% due 08/01/12 .............................        455         461,370
Aaa           California Housing Finance Agency, AMT, 5.85% due 08/01/17 .............................      1,000       1,040,210
VMIG-1/A1     California Housing Finance Agency, AMT, 2.85% due 02/01/32 .............................      1,000       1,000,000
Aaa           California Rural Home Mortgage Finance, AMT, 6.35% due 12/01/29 ........................      1,000       1,096,870
                                                                                                                      -----------
                                                                                                                        3,598,450
                                                                                                                      -----------
TRANSPORTATION REVENUE  -- 12.7%
Aaa           Intermodal Container Transfer, 5.75% due 11/01/14 ......................................      2,000       2,216,520
                                                                                                                      -----------
UTILITIES -- 21.8%
Aaa           Fresno, California, Sewer Revenue, 6.25% due 09/01/14 ..................................      1,000       1,161,430
Aaa           Puerto Rico Commonwealth Aqueduct Sewer, 6.25% due 07/01/13 ............................      1,500       1,742,685
Aa2           Sacramento County, California, Sanitation District, 6.00% due 12/01/14 .................        250         280,132
Aa3           San Diego County, California, Water Revenue, 5.75% due 05/01/12 ........................        560         621,953
                                                                                                                      -----------
                                                                                                                        3,806,200
                                                                                                                      -----------
TOTAL MUNICIPAL BONDS (Identified Cost $15,983,506) ..................................................   97.1%         16,985,758
OTHER ASSETS, LESS LIABILITIES .......................................................................    2.9             504,499
                                                                                                        -----         -----------
NET ASSETS ...........................................................................................  100.0%        $17,490,257
                                                                                                        =====         ===========

* Variable rate demand notes have a demand feature under which the Fund could tender them back to the issuer on no more than 7 days notice.

AMT  -- Subject to Alternative Minimum Tax

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED) (CONTINUED)
SALOMON BROTHERS NEW YORK TAX FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
   MOODY'S                                                                                                AMOUNT
 BOND RATING  ISSUER                                                                                  (000'S OMITTED)     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS  -- 98.0%
GENERAL OBLIGATION BONDS -- 7.8%
A3            New York City, NY, Series A, 6.25% due 8/01/12 .........................................     $3,200     $ 3,485,056
A3            New York City, NY, Series B, Unrefunded, 6.375% due 8/15/11 ............................      1,185       1,287,574
A3            New York City, NY, Series F, Prerefunded, 7.65% due 2/01/06 ............................      2,700       2,818,044
Aaa           New York City, NY, Series F, Prerefunded, 8.40% due 11/15/06 ...........................      1,825       1,889,988
A2            New York State 5.75% due 8/01/14 .......................................................      2,450       2,638,135
                                                                                                                       ----------
                                                                                                                       12,118,797
                                                                                                                       ----------
HEALTHCARE -- 1.7%
Aaa           New York State Dormitory Authority, North Shore University, 5.50% due 11/01/12 .........      2,485       2,682,781
                                                                                                                       ----------
HOUSING REVENUE -- 9.7%
Aaa           New York State Housing Finance Agency, ETM, 5.875% due 9/15/14 .........................      4,000       4,182,806
Aaa           New York State Housing Finance Agency, ETM, 7.90% due 11/01/06 .........................      5,750       6,586,625
Aa            New York State Mortgage Agency Revenue, AMT, 5.35% due 10/01/18 ........................      3,200       3,218,112
Aa            New York State Mortgage Agency Revenue, AMT, 7.25% due 10/01/07 ........................        970         993,076
                                                                                                                       ----------
                                                                                                                       14,980,619
                                                                                                                       ----------
POWER REVENUE -- 4.1%
Aaa           Long Island Power Authority, NY, Zero Coupon, 12/01/11 .................................      1,990       1,229,701
Aaa           Long Island Power Authority, NY, Zero Coupon, 6/01/15 ..................................      3,280       1,626,126
Aaa           Long Island Power Authority, NY, Zero Coupon, 6/01/18 ..................................      3,000       1,243,050
Aaa           Long Island Power Authority, NY, Zero Coupon, 6/01/22 ..................................      4,000       1,310,400
Aaa           Puerto Rico Electric Power Authority, 5.25% due 7/01/21 ................................      1,000       1,001,420
                                                                                                                       ----------
                                                                                                                        6,410,697
                                                                                                                       ----------
SALES TAX REVENUE -- 7.7%
Aa3           New York City Transitional, NY, Series A, 5.75% due 2/15/17 ............................      5,000       5,364,750
Aa3           New York City Transitional, NY, Series A, 5.875% due 11/01/14 ..........................      1,000       1,092,140
Aa3           New York City Transitional, NY, Series A, 6.00% due 8/15/15 ............................      5,000       5,496,600
                                                                                                                       ----------
                                                                                                                       11,953,490
                                                                                                                       ----------
STATE AGENCIES -- 26.6%
Aaa           New York State Dormitory Authority, City University, 5.60% due 7/01/10 .................      6,050       6,382,145
Aaa           New York State Dormitory Authority, City University, 5.75% due 5/15/17 .................      1,000       1,102,230
Baa1          New York State Dormitory Authority, Court Facilities, 5.25% due 5/15/21 ................      1,000         997,490
A3            New York State Dormitory Authority, Mental Health Services, 6.50% due 2/15/11 ..........      1,610       1,897,482
Aaa           New York State Dormitory Authority, New York University, 5.75% due 7/01/27 .............      6,300       6,914,943
Aaa           New York State Dormitory Authority, 5.75% due 7/01/18 ..................................      3,000       3,291,750
Aaa           New York State Dormitory Authority, Saint Joseph's Hospital, 5.25% due 7/01/18 .........      2,000       2,015,560
A3            New York State Dormitory Authority, State University, 5.25% due 5/15/13 ................      2,030       2,141,853
A3            New York State Dormitory Authority, State University, 5.40% due 5/15/23 ................      1,690       1,696,320
Aaa           New York State Dormitory Authority, State University, 5.50% due 11/01/14 ...............      4,000       4,297,440
Aaa           New York State Dormitory Authority, State University, 5.75% due 7/01/13 ................      1,515       1,638,791
Aaa           New York State Dormitory Authority, State University, 6.00% due 7/01/15 ................      1,160       1,274,469
A3            New York State Local  Government Assistance, Series  A, 5.25% due 4/01/19 ..............      4,000       4,017,960
A3            New York State Local  Government Assistance, Series  E, 6.00% due 4/01/14 ..............      2,000       2,251,020
Baa1          New York State Urban Development Authority, Youth Facilities, 5.875% due 4/01/09 .......      1,245       1,319,214
                                                                                                                       ----------
                                                                                                                       41,238,667
                                                                                                                       ----------
TRANSPORTATION REVENUE -- 23.2%
Baa1          Metropolitan Transportation Authority, NY, 5.50% due 7/01/12 ...........................      2,380       2,518,254
Baa1          Metropolitan Transportation Authority, NY, 5.75% due 7/01/13 ...........................      4,000       4,400,880
Aaa           Metropolitan Transportation Authority, NY, 6.125% due 4/01/17 ..........................      2,000       2,217,280
Aaa           Metropolitan Transportation Authority, NY, 5.125% due 7/01/17 ..........................      2,300       2,330,567
Aaa           New York City Transportation Authority, 5.625% due 1/01/14 .............................      2,500       2,677,350
Aaa           New York State Thruway Authority, 6.00% due 4/01/11 ....................................      7,415       8,125,876
Aaa           New York State Thruway Authority, Series E, 5.25% due 1/01/13 ..........................      5,275       5,489,640
Baa1          New York State Thruway Authority, Local Highway, Series B, 5.375% due 4/01/13 ..........      4,370       4,585,791
Aaa           Puerto Rico Commonwealth Highway Authority, 5.50% due 7/01/15 ..........................      1,000       1,084,550
Aaa           Puerto Rico Commonwealth Highway Authority, 6.25% due 7/01/14 ..........................      2,000       2,328,540
                                                                                                                       ----------
                                                                                                                       35,758,728
                                                                                                                       ----------

                       See Notes to Financial Statements.
12

PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)

SALOMON BROTHERS NEW YORK TAX FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
   MOODY'S                                                                                                AMOUNT
 BOND RATING  ISSUER                                                                                  (000'S OMITTED)     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
WATER AND SEWER REVENUE -- 4.7%
A1            New York State Environmental Facilities, 5.25% due 6/15/13 ..............................   $ 2,000     $ 2,089,840
A1            New York State Environmental Facilities, 7.125% due 7/01/12 .............................     2,100       2,150,904
Aa            New York State Environmental Facilities, 7.50% due 6/15/12 ..............................     3,000       3,038,580
                                                                                                                      -----------
                                                                                                                        7,279,324
                                                                                                                      -----------
OTHER REVENUE -- 12.5%
N/R           New York City Housing Development Corp., 5.625% due 5/01/12 .............................     3,000       3,112,290
              New York City Housing Development Corp., 6.10% due 11/01/19 .............................     1,645       1,732,020
N/R           New York City Industrial Development Agency,
              College of Mount Saint Vincent, 7.00% due 5/01/08 .......................................       660         693,040
A3            New York City Industrial Development Agency
              Terminal Group One, AMT, 6.00% due 1/01/15 ..............................................     2,000       2,078,300
N/R           Port Authority of New York and New Jersey, Special Obligation, AMT, 6.75% due 10/01/19 ..    11,250      11,731,500
                                                                                                                      -----------
                                                                                                                       19,347,150
                                                                                                                      -----------
Total Municipal Bonds (Identified Cost $145,366,568) ..................................................               151,770,253
                                                                                                                      -----------
VARIABLE RATE DEMAND NOTES* AT AMORTIZED COST -- 1.0%
VMIG-1/A1     New York, New York, 3.15% due 8/15/19 ...................................................     1,550       1,550,000
                                                                                                                      -----------
TOTAL INVESTMENTS (Identified Cost $146,916,568) ......................................................  99.0%        153,320,253
OTHER ASSETS, LESS LIABILITIES ........................................................................   1.0           1,529,425
                                                                                                        -----        ------------
NET ASSETS ............................................................................................ 100.0%       $154,849,678
                                                                                                        =====        ============

* Variable rate demand notes have a demand feature under which the Fund could tender them back to the issuer on no more than 7 days notice.

ETM--Escrow to Maturity for timely payment of principal.

AMT--Subject to Alternative Minimum Tax.






                       See Notes to Financial Statements.

--------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------
JUNE 30, 2001 (UNAUDITED)

                                                                                   SALOMON BROTHERS
                                                                    ---------------------------------------------
                                                                       NATIONAL      CALIFORNIA       NEW YORK
                                                                       TAX FREE       TAX FREE        TAX FREE
                                                                      INCOME FUND    INCOME FUND     INCOME FUND
-----------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Identified Cost $60,159,685, $15,983,506
      and $146,916,568, respectively) ...........................   $ 63,477,777    $ 16,985,758    $ 153,320,253
   Cash .........................................................        159,706         135,625           56,240
   Interest receivable ..........................................        788,243         299,890        2,701,879
   Receivable for shares of beneficial interest sold ............          7,600              --            1,250
   Receivable from Manager (Note 8) .............................             --          99,518               --
                                                                    ------------    ------------    -------------
   TOTAL ASSETS .................................................     64,433,326      17,520,791      156,079,622
                                                                    ------------    ------------    -------------

LIABILITIES:
   Payable for shares of beneficial interest repurchased ........         43,187              --          855,180
   Dividends payable ............................................         94,285          20,354          252,830
   Service fees payable .........................................         13,358           3,616           32,330
   Management fees payable ......................................          5,050              --           23,351
   Accrued expenses .............................................         36,651           6,564           66,253
                                                                    ------------    ------------    -------------
   TOTAL LIABILITIES ............................................        192,531          30,534        1,229,944
                                                                    ------------    ------------    -------------
TOTAL NET ASSETS ................................................   $ 64,240,795    $ 17,490,257    $ 154,849,678
                                                                    ============    ============    =============

NET ASSETS:
   Paid-in capital ..............................................   $ 71,228,443    $ 19,982,034    $ 163,104,805
   Undistributed net investment income ..........................         22,582              --          244,870
   Accumulated net realized loss on security transactions .......    (10,328,322)     (3,494,029)     (14,903,682)
   Net unrealized appreciation of investments ...................      3,318,092       1,002,252        6,403,685
                                                                    ------------    ------------    -------------
TOTAL NET ASSETS ................................................   $ 64,240,795    $ 17,490,257    $ 154,849,678
                                                                    ============    ============    =============
SHARES OF BENEFICIAL INTEREST:
   Class A shares ...............................................      5,716,240      1,718,754        13,548,714
                                                                    ============    ===========     =============
NET ASSET VALUE AND OFFERING PRICE PER SHARE:
CLASS A SHARES
   Net asset value ..............................................   $      11.24    $     10.18     $       11.43
                                                                    ============    ===========     =============



                                            See Notes to Financial Statements.

--------------------------

STATEMENTS OF OPERATIONS
--------------------------
FOR THE PERIOD ENDED JUNE 30, 2001 (UNAUDITED)

                                                                       SALOMON BROTHERS
                                                           -------------------------------------------
                                                             NATIONAL      CALIFORNIA     NEW YORK
                                                             TAX FREE       TAX FREE      TAX FREE
                                                            INCOME FUND    INCOME FUND   INCOME FUND
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest .............................................    $1,759,839     $ 486,976     $4,470,298
                                                             ----------     ---------     ----------
EXPENSES:
   Management fees (Note 2) .............................       252,458        48,509        611,856
   Service fees Class A (Note 2) ........................        84,152        24,188        203,952
   Audit and legal ......................................        56,392        76,426         58,676
   Trustees' fees .......................................        21,474         3,145         15,854
   Blue Sky fees ........................................        16,067            --         17,469
   Custody and fund accounting fees .....................         9,016        23,449         36,231
   Shareholder reports ..................................            --        21,593         19,643
   Other ................................................        22,682        29,671         30,546
                                                             ----------     ---------     ----------
   TOTAL EXPENSES .......................................       462,241       226,981        994,227
   Less: Management fee waiver (Note 2) .................      (188,847)      (48,509)      (335,724)
   Less: Expenses assumed by the Manager (Note 8) .......            --       (99,518)            --
   Less: Fees paid indirectly (Note 1F) .................        (2,677)         (988)        (2,417)
                                                             ----------     ---------     ----------
   NET EXPENSES .........................................       270,717        77,966        656,086
                                                             ----------     ---------     ----------
NET INVESTMENT INCOME ...................................     1,489,122       409,010      3,814,212
                                                             ----------     ---------     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gains on investment transactions ........       475,821       348,077        131,612
   Net unrealized depreciation of investments ...........      (470,565)     (611,772)       (87,944)
                                                             ----------     ---------     ----------
NET GAIN (LOSS) ON INVESTMENTS ..........................         5,256      (263,695)        43,668
                                                             ----------     ---------     ----------
INCREASE IN NET ASSETS FROM OPERATIONS ..................    $1,494,378     $ 145,315     $3,857,880
                                                             ==========     =========     ==========




                       See Notes to Financial Statements.

--------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------
FOR THE PERIOD ENDED JUNE 30, 2001 (UNAUDITED)

                                                                                              SALOMON BROTHERS
                                                                                ----------------------------------------------
                                                                                  NATIONAL        CALIFORNIA       NEW YORK
                                                                                  TAX FREE         TAX FREE        TAX FREE
                                                                                 INCOME FUND      INCOME FUND     INCOME FUND
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income ...................................................    $  1,489,122     $   409,010     $  3,814,212
   Net realized gain .......................................................         475,821         348,077          131,612
   Net unrealized depreciation .............................................        (470,565)       (611,772)         (87,944)
                                                                                ------------     -----------     ------------
   INCREASE IN NET ASSETS FROM OPERATIONS ..................................       1,494,378         145,315        3,857,880
                                                                                ------------     -----------     ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income (Class A) .........................................      (1,544,095)       (409,010)      (3,943,548)
                                                                                ------------     -----------     ------------

TRANSACTION IN SHARES OF BENEFICIAL INTEREST (NOTE 5):
CLASS A
   Net proceeds from sale of shares ........................................       2,688,692         190,582        2,205,462
   Net asset value of shares issued for reinvestment of dividends ..........       1,526,775         411,108        3,892,744
   Cost of shares repurchased ..............................................     (12,800,107)     (3,595,687)     (23,582,665)
                                                                                ------------     -----------     ------------
   DECREASE IN NET ASSETS FROM TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST      (8,584,640)     (2,993,997)     (17,484,459)
                                                                                ------------     -----------     ------------
DECREASE IN NET ASSETS .....................................................      (8,634,357)     (3,257,692)     (17,570,127)

NET ASSETS:
Beginning of period ........................................................      72,875,152      20,747,949      172,419,805
                                                                                ------------     -----------     ------------
END OF PERIOD* .............................................................    $ 64,240,795     $17,490,257     $154,849,678
                                                                                ============     ===========     ============
* Includes undistributed net investment income of: .........................    $     22,582     $      --       $    244,870
                                                                                ============     ===========     ============



                                            See Notes to Financial Statements.

-------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                                   SALMON BROTHERS
                                                                                    ----------------------------------------------
                                                                                       NATIONAL       CALIFORNIA      NEW YORK
                                                                                       TAX FREE        TAX FREE       TAX FREE
                                                                                      INCOME FUND     INCOME FUND    INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income .........................................................   $  4,030,355    $  1,110,074    $  9,324,778
   Net realized loss .............................................................     (2,596,064)       (515,211)     (4,535,394)
   Net unrealized appreciation (depreciation) ....................................      7,980,322       2,544,726      15,628,825
                                                                                     ------------    ------------    ------------
   INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .............................      9,414,613       3,139,589      20,418,209
                                                                                     ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income (Class A) ...............................................     (4,022,420)     (1,087,410)     (9,589,225)
   Net investment income (Class B) ...............................................       (134,273)        (22,664)       (241,297)
                                                                                     ------------    ------------    ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .....................     (4,156,693)     (1,110,074)     (9,830,522)
                                                                                     ------------    ------------    ------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (NOTE 5):
CLASS A
   Net proceeds from sale of shares ..............................................      7,843,181       3,713,997      18,542,324
   Net asset value of shares issued for reinvestment of dividends ................      4,082,212       1,114,019       9,664,208
   Cost of shares repurchased ....................................................    (50,621,220)    (20,464,977)    (90,266,352)
                                                                                     ------------    ------------    ------------
   TOTAL CLASS A .................................................................    (38,695,827)    (15,636,961)    (62,059,820)
                                                                                     ------------    ------------    ------------
CLASS B (NOTE 1)
   Net proceeds from sale of shares ..............................................         60,799            --           650,640
   Net asset value of shares issued from reinvestment of dividends ...............        110,935          14,284         193,838
   Cost of shares repurchased ....................................................     (7,260,700)     (1,261,018)    (11,809,983)
                                                                                     ------------    ------------    ------------
   TOTAL CLASS B .................................................................     (7,088,966)     (1,246,734)    (10,965,505)
                                                                                     ------------    ------------    ------------
   Net decrease in net asset from transactions in shares of beneficial interest ..    (45,784,793)    (16,883,695)    (73,025,325)
DECREASE IN NET ASSETS ...........................................................    (40,526,873)    (14,854,180)    (62,437,638)

NET ASSETS:
   Beginning of period ...........................................................    113,402,025      35,602,129     234,857,443
                                                                                     ------------    ------------    ------------
   END OF PERIOD* ................................................................   $ 72,875,152    $ 20,747,949    $172,419,805
                                                                                     ============    ============    ============
* Includes undistributed net investment income of: ...............................   $     77,555    $       --      $    374,206
                                                                                     ============    ============    ============



                       See Notes to Financial Statements.

------------------------

FINANCIAL HIGHLIGHTS
------------------------

SALOMON BROTHERS NATIONAL TAX FREE INCOME FUND CLASS A SHARES
--------------------------------------------------------------------------------

                                                                   SIX MONTHS
                                                                       ENDED                  YEAR ENDED DECEMBER 31,
                                                                   JUNE 30, 2001 ------------------------------------------------
                                                                    (unaudited)    2000      1999       1998      1997     1996
                                                                   ------------- -------   --------   --------  -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD ...............................  $ 11.26    $ 10.54   $  11.43   $  10.92  $ 10.34   $ 10.55
                                                                      -------    -------   --------   --------  -------   -------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income ...........................................    0.260      0.513      0.469      0.524    0.564     0.562
   Net realized and unrealized gain (loss) on investments ..........   (0.030)     0.727     (0.900)     0.549    0.586    (0.232)
                                                                      -------    -------   --------   --------  -------   -------
Total From Operations ..............................................    0.230      1.240     (0.431)     1.073    1.150     0.330
                                                                      -------    -------   --------   --------  -------   -------
LESS DISTRIBUTIONS FROM:
   Net investment income ...........................................   (0.250)    (0.520)    (0.450)    (0.540)  (0.570)   (0.540)
   Net realized gain on investments ................................       --         --     (0.009)    (0.023)      --        --
                                                                      -------    -------   --------   --------  -------   -------
Total Distributions ................................................   (0.250)    (0.520)    (0.459)    (0.563)  (0.570)   (0.540)
                                                                      -------    -------   --------   --------  -------   -------
NET ASSET VALUE, END OF PERIOD .....................................  $ 11.24    $ 11.26   $  10.54   $  11.43  $ 10.92   $ 10.34
                                                                      =======    =======   ========   ========  =======   =======
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (000'S OMITTED) ..........................  $64,241    $72,875   $106,449   $259,447  $ 1,917   $ 2,060
   Ratio of expenses to average net assets (A) .....................     0.80%*     0.80%      0.80%        0%     0.14%        0%
   Ratio of expenses to average net assets after fees paid
     indirectly (A).................................................     0.80%*     0.80%      0.81%        0%        0%        0%
   Ratio of net investment income to average net assets ............     4.42%*     4.67%      4.14%      4.49%    5.45%     5.42%
PORTFOLIO TURNOVER RATE ............................................        0%        46%       112%        57%      55%       52%
TOTAL RETURN .......................................................     2.07%**   12.10%     (3.86)%    10.05%   11.45%     3.31%

Note: If Agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the Manager had not voluntarily assumed expenses, the net investment income (loss) per share and the ratios would have been as follows:

   Net investment income per share .................................  $ 0.220    $ 0.456   $  0.424   $  0.364  $(0.229)  $(0.291)
RATIOS:
  Expenses to average net assets ...................................     1.37%*     1.32%      1.20%      1.37%    7.66%     8.23%
  Net investment income (loss) to average net assets ...............     3.85%*     4.15%      3.74%      3.12%   (2.21)%   (2.81)%

------------------
*   Annualized
**  Not annualized
(A) The expense ratio has been readjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expenses offset arrangements with its service providers.



                       See Notes to Financial Statements.

INANCIAL HIGHLIGHTS

SALOMON BROTHERS CALIFORNIA TAX FREE INCOME FUND CLASS A SHARES
--------------------------------------------------------------------------------

                                                                   SIX MONTHS                              NOVEMBER 2, 1998
                                                                     ENDED       YEAR ENDED DECEMBER 31,     (COMMENCEMENT
                                                                  JUNE 30, 2001  -----------------------   OF OPERATIONS) TO
                                                                   (unaudited)      2000         1999      DECEMBER 31, 1998
                                                                  -------------  -----------------------  --------------------
NET ASSET VALUE, BEGINNING OF PERIOD ............................    $ 10.31      $  9.43       $ 10.08           $ 10.00
                                                                     -------      -------       -------           -------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income ........................................      0.210        0.437         0.400             0.069
   Net realized and unrealized gain (loss) on investments .......     (0.130)       0.880        (0.650)            0.080
                                                                     -------      -------       -------           -------
Total From Operations ...........................................      0.080        1.317        (0.250)            0.149
                                                                     -------      -------       -------           -------
LESS DISTRIBUTIONS FROM:
   Net investment income ........................................     (0.210)      (0.437)       (0.400)           (0.069)
                                                                     -------      -------       -------           -------
NET ASSET VALUE, END OF PERIOD ..................................    $ 10.18      $ 10.31       $  9.43           $ 10.08
                                                                     =======      =======       =======           =======
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (000'S OMITTED) .......................    $17,490      $20,748       $34,396           $96,706
   Ratio of expenses to average net assets (A) ..................       0.80%*       0.80%         0.70%                0%*
   Ratio of expenses to average net assets after fees paid
     indirectly (A) .............................................       0.80%*       0.81%         0.70%                0%*
   Ratio of net investment income to average net assets .........       4.22%*       4.52%         4.06%             4.16%*
PORTFOLIO TURNOVER RATE .........................................          3%          58%          116%                1%
TOTAL RETURN ....................................................       0.81%**     14.33%*       (2.54)%*           1.49%**

Note: If Agents of the Fund had not voluntarily agreed to waive all of their fees for the period, and the Sub-administrator had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

   Net investment income per share ..............................    $ 0.130      $ 0.340       $ 0.330           $ 0.042
RATIOS
   Expenses to average net assets ...............................       2.34%*       1.82%         1.41%             1.60%*
   Net investment income to average net assets ..................       2.68%*       3.52%         3.35%             2.56%*

-----------------
*   Annualized
**  Not annualized

(A) The expense ratio has been readjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expenses offset arrangements with its service providers.


                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(CONTINUED)

SALOMON BROTHERS NEW YORK TAX FREE INCOME FUND CLASS A SHARES
--------------------------------------------------------------------------------

                                                                SIX MONTHS
                                                                    ENDED                     YEAR ENDED DECEMBER 31,
                                                                JUNE 30, 2001  ----------------------------------------------------
                                                                 (unaudited)     2000       1999        1998       1997      1996
                                                                -------------  --------   -------     --------   -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ..........................   $  11.44     $  10.79   $  11.69    $  11.42   $ 10.98   $ 11.25
                                                                  --------     --------   --------    --------   -------   -------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income ......................................      0.290        0.601      0.514       0.487     0.594     0.585
   Net realized and unrealized gain (loss) on investments .....     (0.030)       0.609     (0.940)      0.282     0.431    (0.267)
                                                                  --------     --------   --------    --------   -------   -------
Total From Operations .........................................      0.260        1.210     (0.426)      0.769     1.025     0.318
                                                                  --------     --------   --------    --------   -------   -------
LESS DISTRIBUTIONS FROM:
   Net investment income ......................................     (0.270)      (0.560)    (0.474)     (0.499)   (0.585)   (0.588)
                                                                  --------     --------   --------    --------   -------   -------
NET ASSET VALUE, END OF PERIOD ................................   $  11.43     $  11.44   $  10.79    $  11.69   $ 11.42   $ 10.98
                                                                  ========     ========   ========    ========   =======   =======
RATIOS/SUPPLEMENTAL DATA:
   NET ASSETS, END OF PERIOD (000'S OMITTED) ..................   $154,850     $172,420   $224,144    $459,591   $75,978   $82,182
   Ratio of expenses to average net assets ....................       0.80%*       0.80%      0.80%       0.80%     0.80%     0.80%
   Ratio of net investment income to average net assets .......       4.68%*       4.81%      4.40%       4.24%     5.31%     5.34%
PORTFOLIO TURNOVER RATE .......................................          5%          15%        30%         17%       16%       47%
TOTAL RETURN ..................................................       2.29%**     11.54%     (3.73)%      6.89%     9.62%     3.01%

Note: If Agents of the Fund, had not voluntarily agreed to waive all or a portion of their fees for the period indicated and the expenses were not reduced for fees paid indirectly, the net investment income per share and the ratios would have been as follows:

   Net investment income per share ............................   $  0.270     $  0.553   $  0.465    $  0.454   $ 0.540   $ 0.534
RATIOS:
   Expenses to average net assets .............................       1.22%*       1.16%      1.13%       1.09%     1.28%     1.27%
   Net investment income to average net assets ................       4.26%*       4.45%      4.07%       3.95%     4.83%     4.87%

---------------
*   Annualized
**  Not annualized


                       See Notes to Financial Statements.

-------------------------------

NOTES TO FINANCIAL STATEMENTS
-------------------------------
(UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

     Effective July 12, 2001, Citi National Tax Free Income Fund, Citi California Tax Free Income Fund, and Citi New York Tax Free Income Fund changed their names to Salomon Brothers National Tax Free Income Fund, Salomon Brothers California Tax Free Income Fund, and Salomon Brothers New York Tax Free Income Fund (the "Funds"). The Funds are separate non-diversified series of Salomon Funds Trust (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The investment manager of the Funds is Citi Fund Management Inc. (the "Manager"), an affiliate of Salomon Smith Barney Inc. On April 1, 2001, Citibank N.A. transferred its asset management business, including management of the Funds, to its newly formed affiliate, the Manager. Salomon Smith Barney Inc. ("SSB"), acts as the Funds' distributor. SSB continues to sell each Fund's shares to the public as a member of the selling group.

     The Funds, as of June 30, 2001, offer Class A shares. The Funds commenced its public offering of Class B shares on January 4, 1999 and the 508,087, 93,315 and 891,045 Class B shares outstanding, respectively, with values of $5,496,754, $918,220 and $9,872,748, respectively, for Salomon Brothers National Tax Free Income Fund, Salomon Brothers California Tax Free Income Fund, and Salomon Brothers New York Tax Free Income Fund were converted to Class A shares on July 14, 2000. Shares converted are reflected as a repurchase of Class B shares and a sale of Class A shares in the financial statements. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     The significant accounting policies consistently followed by the Funds are as follows:

         (a) INVESTMENT SECURITY VALUATIONS Debt securities (other than short-term obligations maturing in 60 days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which approximates market value. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

         (b) INCOME Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes.

         (c) FEDERAL TAXES The Funds' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary. Dividends by the Funds from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Funds intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

         (d) DISTRIBUTIONS The Funds distinguish between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

         (e) OTHER Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis. Distributions to shareholders and shares issuable to shareholders electing to receive distributions in shares are recorded on the ex-dividend date.

         (f) FEES PAID INDIRECTLY The Funds' custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Funds. This amount is shown as a reduction of expenses on the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS

         (g) EXPENSES The Funds bear all costs of its operations other than expenses specifically assumed by the Manager. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

         (h) FUTURES CONTRACTS The Funds may engage in futures transactions. The Funds may use futures contracts in order to protect the Funds from fluctuations in interest rates without actually buying or selling debt securities, or to manage the effective maturity or duration of fixed income securities in the Funds' portfolio in an effort to reduce potential losses or enhance potential gains. Buying futures contracts tends to increase the Funds' exposure to the underlying instrument. Selling futures contracts tends to either decrease the Funds' exposure to the underlying instrument, or to hedge other fund investments.

     Upon entering into a futures contract, the Funds are required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Funds recognize a realized gain or loss when the contract is closed. Futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded.

     There are several risks in connection with the use of futures contracts as a hedging device. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk the Funds may not be able to enter into a closing transaction because of an illiquid secondary market. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities.

2. MANAGEMENT FEES

     The Manager is responsible for overall management of the Funds' business affairs, and has a separate Management Agreement with each Fund. The Manager or an affiliate also provides certain administrative services to each Fund. These administrative services include providing general office facilities and supervising the overall administration of each Fund.

     The management fees paid to the Manager are accrued daily and payable monthly. The management fee is computed at the annual rate of 0.75%, 0.50% and 0.75%, respectively, of the Salomon Brothers National Tax Free Income Fund's, the Salomon Brothers California Tax Free Income Fund's and Salomon Brothers New York Tax Free Income Fund's, respectively, average daily net assets. The management fee amounted to $252,458, $48,509 and $611,856, for the Salomon Brothers National Tax Free Income Fund, the Salomon Brothers California Tax Free Income Fund and the Salomon Brothers New York Tax Free Income Fund respectively, of which $188,847, $48,509 and $335,724, for the Salomon Brothers National Tax Free Income Fund, the Salomon Brothers California Tax Free Income Fund and the Salomon Brothers New York Tax Free Income Fund respectively, was voluntarily waived for the six months ended June 30, 2001. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

3. SERVICE FEES

     Each Fund adopted a Service Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Class A Service Plan, each Fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets represented by Class A shares of each Fund. The service fees for Class A shares of Salomon Brothers National Tax Free Income Fund, Salomon Brothers California Tax Free Income Fund and Salomon Brothers New York Tax Free

Income Fund amounted to $84,152, $24,188 and $203,952, respectively, for the six months ended June 30, 2001. These fees may be used to make payments to the Distributor for distribution services and to others as compensation for the sale of shares of the applicable class of each Fund, for advertising, marketing, or other promotional activity, and for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Fund also may make payments to the Distributor and others for providing personal service or the maintenance of shareholder accounts.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

4. PURCHASES AND SALES OF INVESTMENTS

     During the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                    PURCHASES         SALES

National Tax Free Income Fund ....................  $       --    $ 11,258,865
                                                    ==========    ============
California Tax Free Income Fund ..................  $  470,000    $  4,021,025
                                                    ==========    ============
New York Tax Free Income Fund ....................  $7,640,145    $ 25,052,187
                                                    ==========    ============

5. SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value).

                                                                            SIX MONTHS ENDED
                                                                              JUNE 30, 2001          YEAR ENDED
                                                                               (UNAUDITED)        DECEMBER 31, 2000
                                                                            ----------------      -----------------
                                                                                 SHARES                SHARES
                                                                            ----------------      -----------------
National Tax Free Income Fund
Class A
   Shares sold .............................................................      239,199                726,675
   Shares issued to shareholder from reinvestment of distributions .........      135,329                379,503
   Shares repurchased ......................................................   (1,131,272)            (4,729,177)
                                                                              -----------            -----------
   Net Decrease ............................................................     (756,744)            (3,622,999)
                                                                              ===========            ===========
California Tax Free Income Fund
Class A
   Shares sold .............................................................       18,284                379,250
   Shares issued to shareholder from reinvestment of distributions .........       39,961                114,571
   Shares repurchased ......................................................     (351,520)            (2,127,844)
                                                                              -----------            -----------
   Net Increase (Decrease) .................................................     (293,275)             1,634,023
                                                                              ===========            ===========
New York Tax Free Income Fund
Class A
   Shares sold .............................................................      192,268              1,683,667
   Shares issued to shareholder from reinvestment of distributions .........      339,814                879,343
   Shares repurchased ......................................................   (2,059,739)            (8,259,589)
                                                                              -----------            -----------
   Net Decrease ............................................................   (1,527,657)            (5,696,579)
                                                                              ===========            ===========

6. FEDERAL INCOME TAX BASIS OF INVESTMENTS

     The cost and unrealized appreciation (depreciation) in value of the investment securities owned at June 30, 2001, as computed on a federal income tax basis, are as follows:

                                                                                               NET
                                                             GROSS           GROSS          UNREALIZED
                                                          UNREALIZED      UNREALIZED       APPRECIATION
                                                         APPRECIATION    DEPRECIATION     (DEPRECIATION)
                                                         -----------------------------------------------
National Tax Free Income Fund .........................    $3,318,092      $      --        $3,318,092
California Tax Free Income Fund .......................     1,002,252             --         1,002,252
New York Tax Free Income Fund .........................     6,970,398       (566,713)        6,403,685

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)


7. LINE OF CREDIT

     The Fund, along with other Funds, entered into an ongoing agreement with a bank which allows the Funds collectively to borrow up to $75 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. In addition, the committed portion of the line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the six months ended June 30, 2001, the commitment fee allocated to the Fund was $450. Since the line of credit was established there have been no borrowings.

8. ASSUMPTION OF EXPENSES

     The Manager has voluntarily agreed to pay a portion of the expenses of the Salomon Brothers California Tax Free Income Fund for the six months ended June 30, 2001, which amounted to $99,518 to maintain a voluntary expense limitation of 0.80% of average daily net assets. This voluntary expense limitation may be discontinued at any time.

9. SUBSEQUENT EVENT

     Effective July 27, 2001, the Funds offer four classes of shares: Class A, Class B, Class 2 and Class O. Shares of the Fund that were outstanding on July 27, 2001 were classified as Class A Shares. Investors purchasing shares of the Fund on or after July 27, 2001 may select Class A, Class B, Class 2 or Class O, with different sales charges and expense levels. The maximum sales load imposed on purchases of Class A Shares and Class 2 Shares will be 4.75%, and 1.00%, respectively and the maximum deferred sales load on purchases of Class B Shares will be 5.00%.

SALOMON BROTHERS INVESTMENT SERIES


INVESTMENT MANAGER
      Citi Fund Management Inc.
      100 First Stamford Place
      Stamford, CT 06902

DISTRIBUTOR
      Salomon Smith Barney Inc.

TRANSFER AGENT
      Citi Fiduciary Trust Company
      125 Broad Street, 11th Floor
      New York, NY 10004

      PFPC Global Fund Services
      P.O. Box 9699
      Providence, RI 02940-9699

CUSTODIAN

      State Street Bank and Trust Company
      225 Franklin Street, Boston, MA 02110

LEGAL COUNSEL
      Bingham Dana LLP
      150 Federal Street, Boston, MA 02110



TRUSTEES AND OFFICERS

C. OSCAR MORONG, JR.,
      CHAIRMAN
ELLIOTT J. BERV
MARK T. FINN
RILEY C. GILLEY
DIANA R. HARRINGTON
SUSAN B. KERLEY
WALTER E. ROBB, III
E. KIRBY WARREN
WILLIAM S. WOODS, JR.**

HEATH B. MCLENDON*
      PRESIDENT

ROBERT I. FRENKEL*
      SECRETARY

LEWIS E. DAIDONE*
      TREASURER

 *Affiliated Person of the Investment Manager
**Trustee Emeritus

               SEVEN WORLD TRADE CENTER o NEW YORK, NEW YORK 10048
SBTAXSEMI 6/01              1-800-SALOMON o WWW.SBAM.COM